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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2000
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                         Commission File No. 001-12392
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                           NATIONAL DATA CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 58-0977458
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              (State or other jurisdiction of          (IRS Employer
              incorporation)                           Identification Number)


  National Data Plaza, Atlanta, Georgia                30329-2010
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  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (404) 728-2000
                                                   --------------

                                      N/A
                                      ---
            (Former name, former address and former fiscal year, if
                            changed since last year)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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The following exhibit has been filed herewith as part of Item 9, and pursuant to the instructions to an Item 9 filing, shall not be deemed to be "filed" information for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended:

Exhibit 99.1

a)   NDC Health Business Description.

b)   Schedules

       1) Stand-alone NDC Health (Normalized) (unaudited) Consolidated Statements of Income for fiscal 1999 and 2000 (by quarter) and the first and second quarters of fiscal 2001. (Normalized by adjusting for certain items discussed below.)
       2) National Data Corporation (unaudited) Consolidated Statements of Income or (Loss) for fiscal 1999, fiscal 2000 (by quarter) and the first and second quarters of fiscal 2001.
       3) National Data Corporation (unaudited) Consolidated Balance Sheets for May 31, 2000 and November 30, 2000.

Item 9. Regulation FD Disclosure
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General

     In connection with its previously announced intention to spin-off its eCommerce business segment into a separate publicly traded company, Global Payments Inc., with its own management and Board of Directors, National Data Corporation has received a private letter ruling from the Internal Revenue Service. The IRS has ruled that the transaction will be tax free to stockholders of NDC. The timing of the spin transaction and related share distribution depends upon completion of Global Payments' registration with the Securities and Exchange Commission.

National Data Corporation's healthcare information business segment will be the remaining stand-alone business after the spin-off of Global Payments. Accordingly, subsequent to the spin-off, National Data Corporation will do business as NDC Health. National Data is providing stand-alone financial information included in this Form 8-K in order to reflect the business of NDC Health as if the spin off of Global Payments had occurred. This data is presented under the assumption that the spin-off will be successfully accomplished.

As an indication of the historical performance of the continuing business, in
Exhibit 99.1 (b) 1 to this report, we have provided certain financial information regarding NDC Health,
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the stand-alone healthcare information business segment that will remain after the spin-off. These stand alone NDC Health consolidated income statements for fiscal 1999 and 2000 and the first and second quarters of fiscal 2001 have been "normalized" by adjusting for the following:
     a) Discontinued operations, net of tax, for all periods (discussed below),
     b) Restructuring and impairment charges in the amount of $34.4 million and $2.2 million previously recorded in the second quarter of fiscal 2000 and the second quarter of fiscal 2001, respectively (discussed below),
     c) Unusual expenses in the amount of $11.1 million also previously recorded in the second quarter of fiscal 2000 (discussed below),
     d) Other income related to the gain from sale of marketable securities in the amount of $1.6 million previously recorded in the first quarter of fiscal 2000,
     e) Other income related to the gain on the divestiture of a business in the amount of $2.3 million previously recorded in the second quarter of fiscal 2000,
     f) Other expense related to the non-cash loss recorded to mark to market the Medicalogic/Medscape, Inc. investment in the amount of $9.7 million previously recorded in the fourth quarter of fiscal 2000, and
     g) Revenue and operating expenses related to divested businesses, as follows:
          1) Fiscal 2000: Revenue $56.4 million; Operating Expenses $57.2 million; and Other Income $0.7 million.
          2) Quarter ended August 31, 2000: Revenue $5.6 million; and Operating expenses $5.3 million.
          3) Quarter ended November 30, 2000: Revenue $0.2 million; and Operating expenses $0.2 million.
     h) Incremental Sales, General and Administrative expenses associated with being a separate public company of approximately $2.3 million have been added to fiscal 1999 and 2000. These expenses are estimates for the additional functionality needed for corporate activities such as legal, financial, human resources, communication and similar functions.

In addition to the stand alone NDC Health (Normalized) consolidated income statements described above, Exhibit 99.1 (b) 2 presents the National Data Corporation consolidated income statement for fiscal 1999 and 2000 and the first and second quarters of fiscal 2001. Exhibit 99.1 (b) 3 presents the National Data Corporation balance sheets as of May 31, 2000 and November 30, 2000. The eCommerce segment data, along with data from other businesses discontinued by NDC Health as described below, is recorded as discontinued operations in Exhibits 99.1 (b) 2 and 3.

Operating costs and expenses in these income statements reflect direct charges of the business together with certain allocations by NDC for corporate services and other shared services that have been charged to the NDC Health business on a reasonable and consistent basis. Except for the adjustments (estimated incremental Sales, General and Administrative expenses associated with being a separate public company) described above, these allocations approximate all material incremental costs management believes would have been incurred had we been operating on a stand-alone basis.
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NDC corporate interest expense has been allocated to NDC Health based on the anticipated corporate debt allocations to NDC Health and Global Payments at the spin-off date. The approach taken was to allocate the anticipated portion of the NDC consolidated group's debt and interest expense for all historical periods presented. This treatment records the current proposed debt allocation percentage for all historical periods presented. The total convertible debt remains with NDC Health. The allocated debt amount is less than this total convertible debt; therefore, the eCommerce segment (Global Payments Inc.) has a liability to NDC Health for its net portion of the outstanding debt. As of November 30, 2000, this net amount due from Global Payments Inc. to NDC Health is $60.2 million. At the date of the spin-off, Global Payments Inc. will make a net cash payment to NDC Health equal to $60.2 million adjusted for the net cash contributions of eCommerce operations between December 1, 2000 and the actual date of the distribution.

For further data regarding the eCommerce segment and the proposed spin-off, please refer to the Global Payments Inc. Form 10, with amendments, as filed with the Securities and Exchange Commission.

Financial Results

During the last 24 months, NDC Health completed a significant strategy review and implemented a plan to focus on its core products and services. As a result, the last two years represented a major transition period for NDC Health. As a part of that plan, NDC Health determined to divest its PHSS (Physician and Hospital Support Services) businesses in the third quarter of fiscal 2000. The sale of these PHSS units as well as our related health management services businesses was completed in the first quarter of fiscal 2001. The PHSS portion of these businesses is accounted for as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations" and prior periods have also been restated to reflect this treatment. During the last year NDC Health has also divested other non-core products and services. The financial results for the first half of fiscal 2001 include $2.6 million of corporate and division overhead previously allocated to these divested businesses.

In addition to these divestitures, other actions were initiated by management as a part of the strategic review, including acceleration of clearing house integration, consolidation of locations, associated staff and expense reductions, and elimination of obsolete and redundant product and service offerings. Total charges related to restructuring and asset impairment were $34.4 million during fiscal 2000.

During the second quarter of fiscal 2000, management also evaluated certain significant business risks related to recent acquisitions and those locations that were closed as part of the strategic review, including bankrupt accounts and customer disputes. As a result of this review, unusual expenses were recorded in the second quarter of fiscal 2000 as follows: accounts receivable write-off of $8.0 million; bad debt allowance increases of $2.0 million;
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litigation settlement expenses of $1.3 million; and write-off of $0.8 million of prepaid expenses and recording of $1.2 million of accrued expenses.
Approximately $2.2 million of these unusual expenses were related to the PHSS operation and are reflected in the results of the discontinued operations. Accordingly, the results of fiscal 2000 include approximately $45.5 million of charges related to restructuring and asset impairment ($34.4 million) and other unusual expenses ($11.1 million).

At the end of the second quarter of fiscal 2000, we disclosed that we would have additional restructuring and other unusual charges of up to $10 million in the next twelve months. In the second quarter of fiscal 2001, both our Salt Lake City and Cleveland operations were closed. We also wrote down and divested a managed care operation. Therefore, in the second quarter of fiscal 2001, $2.2 million of restructuring and impairment charges are reflected. These actions essentially complete all of the programs identified in our strategic review. The financial results for the first half of fiscal 2001 also include $0.9 million of transition expenses related to the planned spin-off.

We believe that NDC Health is extremely well positioned to provide processing products and services to the healthcare industry through our integrated intelligent network and point of service systems and information management services. By implementing our revised strategy, we expect to generate, on an adjusted basis, annual revenue growth from $289 million in fiscal 2000 to $330 - $335 million in fiscal 2001. Near term, revenue growth is being impacted in our information management business due to the consolidation in the pharmaceutical manufacturers' market. During the second quarter of fiscal 2001, we began to see the results of our strategy to offset the impact of the pharmaceutical industry consolidation to our revenue growth by adding new customers, new products and expanding distribution channels.

We expect that our basic earnings per share, on a stand-alone basis for the fiscal year ending May 31, 2001 will be in the range of $1.00, plus or minus two percent. The Global Payments spin-off must be completed in order to compute dilution resulting from our outstanding options and convertible debentures. Prior to that time, we are unable to compute a range of fully diluted earnings per share.

As a result of the adjustments and the other principles and assumptions discussed above, which are the basis of our presentation of the financial schedule filed in Exhibit 99.1 (b) 1, please note that this financial schedule does not reflect our historical financial statements.

     When used in this report, and the exhibits hereto, the words "believes," "anticipates," "plans," "expects," "intends" and similar expressions are intended to identify forward-looking statements concerning the Company's business operations, economic performance and financial condition, including in particular, the Company's business strategy and means to implement the strategy, the Company's objectives, the
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amount of future capital expenditures, the likelihood of the Company's success in developing and introducing new products and expanding its business, and the timing of the introduction of new and modified products or services. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements are based on a number of assumptions and estimates that are inherently subject to significant risks and uncertainties, many of which are beyond the control of the Company, cannot be foreseen, and reflect future business decisions that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and results subject to risks related to the implementation of changes by the Company, the failure to implement changes, customer acceptance of such changes or lack of change. As a result of a variety of factors, actual results could differ materially from those anticipated in the Company's forward-looking statements, including the following factors: (a) those set forth in Exhibit 99.1 to the Annual Report on Form 10-K which are incorporated herein by this reference, and those set forth elsewhere herein; and (b) those set forth from time to time in the Company's press releases and reports and other filings made with the Securities and Exchange Commission. The Company has announced its intent to spin-off the NDC eCommerce business segment into a separate publicly traded company with its own management and Board of Directors. This spin-off has not yet been completed and there can be no assurance that it will be completed. NDC Health has obtained a commitment for an amended credit agreement. While NDC Health expects the new facility to be available upon consummation of the spin-off, no assurance can be given that the facility will be available on the terms set forth herein, if at all. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.

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                                  SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NATIONAL DATA CORPORATION
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                                      (Registrant)

                                    By: /s/ David H. Shenk
                                        _______________
                                        David H. Shenk
                                        Interim Chief Financial Officer
                                        (Principal Financial Officer
                                        and Chief Accounting Officer)

Date:  December 20, 2000